UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 26, 2006

MARKWEST HYDROCARBON, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14841	84-1352233
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-290-8700

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

On January 26, 2006 MarkWest Hydrocarbon, Inc. “MarkWest”, issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.125 per share of its common stock for an implied annual rate of $ 0.50 per share.  MarkWest’s Board has declared that the dividend is to be paid on February 22, 2006, to the stockholders of record as of the close of business on February 15, 2006.  The ex-dividend date is February 13, 2006.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.      Financial Statement and Exhibits

(c)   Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated January 26, 2006, announcing fourth quarter dividend

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST HYDROCARBON, INC.
(Registrant)

Date: January 30, 2006	By:	/s/ JAMES G. IVEY
James G. Ivey Chief Financial Officer

Exhibit Index

99.1	Press release dated January 26, 2006, announcing fourth quarter dividend